UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2021

Sio Gene Therapies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37418	85-3863315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 West 42nd Street 26th Floor New York, New York 10036 (Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): +1 877 746 4891
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SIOX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

On May 13, 2021, Sio Gene Therapies Inc. (the "Registrant") issued a press release announcing program updates for its AXO-AAV-GM1 gene therapy program for treatment of GM1 gangliosidosis to be presented on May 13, 2021 as part of the 24th Annual Meeting of the American Society of Gene and Cell Therapy ("ASGCT") being held virtually (the "ASGCT Annual Meeting").

The Registrant is furnishing with this report excerpts from presentations of program updates for (i) the Registrant's AXO-AAV-GM1 gene therapy program for the treatment of GM1 gangliosidosis, and (ii) its AXO-Lenti-PD gene therapy program for the treatment of Parkinson's disease, each to be presented on May 13, 2021 as part of the ASGCT Annual Meeting.

A copy of this press release and copies of these excerpts from the presentations of program updates for the Registrant's AXO-AAV-GM1 and AXO-Lenti-PD gene therapy programs are furnished as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, to this report and are incorporated herein by reference. The disclosures set forth in this Item 7.01, Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this report are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information contained in this Item 7.01, Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 to this report shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01    Other Events.

AXO-AAV-GM1 Program Updates

Previously reported data from the clinical study demonstrated that AXO-AAV-GM1 was well-tolerated with a favorable safety profile and provided early indications of clinical disease stability. In the low-dose cohort, five patients with late-infantile and juvenile GM1 gangliosidosis received a 1.5×1013 vg/kg intravenous ("IV") infusion of AXO-AAV-GM1. At 6 months following gene transfer, serum beta-galactosidase ("β-gal") enzyme activity approximately doubled and was restored to 23-57% of the lower limit of the normal reference range in the low-dose cohort. β-gal enzyme activity in serum increased from baseline by 33% to 128% across all five children, and GM1 ganglioside in cerebrospinal fluid ("CSF") decreased from baseline by 18% to 49% across four of the five children demonstrating signs of central nervous system ("CNS") penetration. All five children demonstrated signs of clinical stabilization as assessed by measures of development including the Vineland-3 Adaptive Behavior, Upright and Floor Mobility, and Clinical Global Impression scales. To date, there have been no serious adverse events attributed to gene therapy in any patients receiving either the low-dose or the high-dose of AXO-AAV-GM1. Further evaluation of Type II subjects in the low-dose cohort is ongoing and two Type II subjects were enrolled in the high-dose cohort. Active enrollment is continuing in the high-dose cohort and starting in Type I subjects in the low-dose cohort.

Key findings from the new biomarker analysis:

•18-49% reductions from baseline in accumulated substrate, GM1 ganglioside, were observed in CSF of 4 out of 5 children in the low-dose cohort at six months
◦Three out of five children demonstrated CSF GM1 ganglioside levels less than 100 ng/mL at the 6-month follow-up visit
◦One child, whose disease was the most advanced at baseline and who worsened on certain clinical parameters, exhibited an increase in CSF GM1 ganglioside of 19% from baseline at six months
◦Literature reported mean levels of normal GM1 ganglioside in CSF range from 29.7- 52.3 ng/ml in healthy children 1 month to 18 years of age (Izumi 1993, Kaye 1992, Ginns 1980)
•These data represent the first direct evidence in humans that intravenously administered AXO-AAV-GM1 gene therapy exerts a measurable biochemical effect on GM1 ganglioside accumulation within the CNS
◦Builds upon previous findings of widespread CNS transfection, disease modification, and improved survival in naturally occurring feline models. These preclinical studies suggest progressive normalization of GM1 ganglioside content in brain regions beginning at 4 months after intravenous gene therapy (when animals were 5 months of age) and continuing until 42 months of age
◦Additional evidence from a murine model of GM1 gangliosidosis suggests that the blood-brain barrier is more permeable than healthy controls due to local neuroinflammation (Jeyakumar 2003), supporting the view that IV (systemic) administration of adeno-associated virus 9 capsid ("AAV9") may enable widespread CNS distribution in GM1 gangliosidosis

Upcoming Milestones:

•12-month data from the low-dose cohort in the second half of 2021;
•12-month data from the first two children dosed in the high-dose cohort in Q1 2022; and
•In the first half of 2022, meeting with the U.S. Food and Drug Administration to discuss the registrational pathway for AXO-AAV-GM1

The clinical study (NCT03952637) is designed to evaluate the safety, tolerability, and potential efficacy of AXO-AAV-GM1 delivered intravenously in children with Type I and Type II GM1 gangliosidosis. Stage 1 is a dose-escalation study in which the low-dose cohort is evaluating 1.5×1013 vg/kg and the high-dose cohort is evaluating a dose of 4.5×1013 vg/kg in early infantile, late infantile, and juvenile children.

GM1 gangliosidosis is a progressive and fatal pediatric lysosomal storage disorder caused by mutations in the GLB1 gene that cause impaired production of the β-galactosidase enzyme. Currently, there are no FDA-approved treatment options for GM1 gangliosidosis.

AXO-Lenti-PD Program Manufacturing Updates

•A goal for the Registrant's AXO-Lenti-PD gene therapy program for the treatment of Parkinson's disease is to move from an adherent-based manufacturing process to a suspension-based manufacturing process to develop a reproducible, scalable GMP manufacturing process that can generate sufficient clinical trial material ("CTM") to supply future dose-escalation and pivotal studies, whereby:
◦Regarding the adherent-based manufacturing process:
▪Adherent material was used for CTM for the initial cohorts 1 and 2 of the dose-ranging study
▪A transfer to a serum-free, suspension-based manufacturing process is required to enable the development of a scalable commercial supply
▪Regarding process and analytical development:
•Equine infectious anemia virus vector had not previously been scaled up at our manufacturing partner, Oxford Biomedica ("OXB")
•Process and analytical development for scale from 50 liters to 200 liters
•The basis of the process is to be tested at the 200 liter scale
▪Regarding the suspension-based manufacturing process:
•Manufacturing of 200 liters in GMP suite has commenced at OXB
•Qualified person certification is expected in the fourth calendar quarter of 2021
•A comparability protocol is in place

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Description of Document

99.1	Press release of Sio Gene Therapies Inc., dated May 13, 2021, "Sio Gene Therapies Announces CSF Reductions in GM1 Ganglioside from Clinical Trial of AXO-AAV-GM1 Gene Therapy"
99.2
Excerpts from a presentation of National Human Genome Research Institute, National Institutes of Health and Sio Gene Therapies Inc., dated May 13, 2021, "Preliminary Results from the AXO-AAV-GM1 (AAV9-GLB1) Clinical Trial for the Treatment of GM1 Gangliosidosis"

99.3
Excerpts from a presentation of Sio Gene Therapies Inc., dated May 13, 2021, "AXO-Lenti-PD Gene Therapy for Parkinson’s Disease: Efficacy, Safety, & Tolerability Data in the Open-label Dose Evaluation Study SUNRISE-PD at 6 Months"

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIO GENE THERAPIES INC.

Dated:	May 13, 2021
		By:	/s/ David Nassif
		Name:	David Nassif
		Title:	Chief Financial Officer and General Counsel